CREDIT FACILITY	12 Months Ended
Dec. 31, 2019
CREDIT FACILITY
CREDIT FACILITY

8.     CREDIT FACILITY

The Company amended and increased its revolving credit agreement to borrow up to US$120 million (the “Revolving Facility”). Amounts drawn on the amended Revolving Facility are subject to interest at LIBOR plus 2.00% to 3.00% per annum, and the undrawn portion is subject to a standby fee of 0.45% to 0.675% per annum, both of which are dependent on the Company’s leverage ratio (as defined in the Revolving Facility credit agreement). During the year ended December 31, 2019, the Company paid approximately 4.4%, on amounts drawn and 0.5% on the remaining undrawn portion. The amended Revolving Facility is secured by the Company’s present and future acquired assets, matures in June 2023, and is extendable through mutual agreement between Maverix and the syndicate of lenders.

As at December 31, 2019, the Company was in compliance with its covenants as defined in the Revolving Facility credit agreement.

The following table summarizes the Company’s Revolving Facility as at and for the years ended December 31, 2019 and 2018:

Revolving Facility
Balance at December 31, 2017	$—
Proceeds	23,618
Repayment	(7,203)
Foreign exchange movement	365
Balance at December 31, 2018	16,780
Proceeds	82,284
Repayment	(7,085)
Foreign exchange movement	(2,362)
Balance at December 31, 2019	$89,617

Amortization of the deferred financing costs related to the Revolving Facility for the years ended December 31, 2019 and 2018 were $0.4 million and $0.3 million, respectively.